                                                                EXHIBIT 10.38(c)
                                                                ----------------

                           THIRD AMENDMENT AGREEMENT
                           -------------------------


     AGREEMENT, dated as of May 27, 1999, among BUTLER SERVICE GROUP, INC., a New Jersey corporation, BUTLER INTERNATIONAL, INC., a Maryland corporation, the "Subsidiaries" signatory hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation.

                                   Background
                                   ----------

     A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Amended and Restated Credit Agreement dated as of November 7, 1997, between Butler Service Group, Inc. and General Electric Capital Corporation (as amended, modified or supplemented from time to time, the "Credit Agreement").

     B.  Borrower, among other things, has made the following Permitted
Acquisition:

     (i) Borrower acquired the assets of Argos Adriatic Corporation (the "Argos Acquisition") pursuant to the Asset Purchase Agreement dated February 28, 1998 (the "Argos Asset Purchase Agreement") among Butler Telecom, Inc., Argos Adriatic Corporation ("Argos"), Shashi Mahendru and Vinod Wadhawan (the "Shareholders"). Under the terms of the Argos Asset Purchase Agreement, the Shareholders agreed to refrain from certain activities and Borrower agreed to pay the Shareholders an amount based on the future performance of Argos, as more fully set forth in the Argos Asset Purchase Agreement. In connection with the execution and delivery of the Argos Asset Purchase Agreement, the Shareholders entered into separate Employment Agreements with Borrower dated February 21, 1998 (the "Argos Employment Agreements"). Pursuant to the Settlement Agreement dated March 31, 1999, between Borrower and the Shareholders (the "Argos Settlement Agreement"), Borrower and one of the Shareholders agreed to terminate their employment relationship, accelerate certain payments and extinguish certain obligations under the Argos Asset Purchase Agreement and the Argos Employment Agreements, and Borrower agreed to pay the Shareholder the amount of $1,471,000 (the "Argos Settlement Amount").

     (ii) Borrower acquired the assets of Norwood Computer Service (the "Norwood Acquisition") pursuant to the Asset Purchase Agreement dated March 31, 1998 (the "Norwood Asset Purchase Agreement") between Butler Telecom, Inc. and Vassills "Bill" Chaimanis ("Mr. Chaimanis"), a principal of Norwood Computer Service ("Norwood"). Under the terms of the Norwood Asset Purchase Agreement, Mr. Chaimanis agreed to refrain from certain activities and Borrower agreed to pay Mr. Chaimanis an amount based on the future performance of Norwood, as more fully set forth in the Norwood Asset Purchase Agreement. In connection with the execution and delivery of the Norwood Asset Purchase Agreement, Mr. Chaimanis and Borrower entered into the Employment Agreement with Borrower dated March 31, 1998 (the "Norwood Employment Agreement"). Pursuant to the Settlement Agreement dated January 29, 1999, between Borrower and Mr. Chaimanis (the "Norwood Settlement Agreement"), Borrower and Mr. Chaimanis agreed to terminate their employment relationship, accelerate certain payments and extinguish certain obligations under the Norwood Asset Purchase Agreement and the Norwood Employment Agreement, and Borrower agreed to pay Mr. Chaimanis the amount of $1,250,000 (the "Norwood Settlement Amount").

     (iii) Borrower acquired all of the issued and outstanding shares of capital stock of Corporate Information Systems, Inc. ("CIS") pursuant to the Stock Purchase Agreement dated August 11, 1997 (the "CIS Stock Purchase Agreement") between Butler Telecom, Inc. and Jack W. Shoemaker ("Mr. Shoemaker"). Under the terms of the CIS Stock Purchase Agreement, Mr. Shoemaker agreed to refrain from certain activities and borrower agreed to pay Mr. Shoemaker amounts based on the future performance of CIS, as more fully set forth in the CIS Stock Purchase Agreement. In connection with the execution and delivery of the CIS Stock Purchase Agreement, Mr. Shoemaker entered into the Employment Agreement with Borrower dated August 11, 1997 (the "CIS Employment Agreements"). Pursuant to Settlement Agreement dated March 5, 1999, between each of Mr. Shoemaker and Borrower (the "CIS Settlement Agreement"), Mr. Shoemaker and Borrower agreed to terminate their employment relationship, accelerate certain payments and extinguish certain obligations under the CIS Stock Purchase Agreement and the CIS Employment Agreements and Borrower agreed to pay Mr. Shoemaker the amount of $1,415,000 (the "CIS Settlement Amount").

     C. The Borrower has requested that the Lender consent to payment of the Norwood Settlement Amount, the Argos Settlement Amount and the CIS Settlement Amount and allow the amount of the Norwood Settlement Amount, the Argos Settlement Amount and the CIS Settlement Amount to be included within the amount of the Acquisition Loan Advance made by Lender to Borrower in connection with, respectively, the Norwood Acquisition, the Argos Settlement Amount and the CIS Settlement Amount and modify the amortization schedule of such respective Acquisition Loan Advance to include the Norwood Settlement Amount, the Argos Settlement Amount and the CIS Settlement Amount.

     D. The Lender has agreed to the Borrower's request subject to the terms and conditions of this Agreement.


                                    Agreement
                                    ---------

     In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

     1. Modifications. All the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except as follows:

     (a) Notwithstanding the foregoing, Lender hereby consents to Borrower's payment of the Norwood Settlement Amount, the Argos Settlement Amount and the CIS Settlement Amount and agrees that (a) the Norwood Settlement Amount shall be added to the amount of the Acquisition Loan Advance extended by Lender in connection with the Norwood Acquisition, (b) the Argos Settlement Amount shall be added to the amount of the Acquisition Loan Advance extended by Lender in connection with the Argos Acquisition and (c) the CIS Settlement Amount shall be added to the amount of the Acquisition Loan Advance extended by Lender in connection with the CIS Acquisition, such that as of the date of this Agreement,
(x) the amount outstanding under the Acquisition Loan Advance in respect of the Norwood Acquisition (including the Norwood Settlement Amount) is $6,896,328, (y) the amount outstanding under the Acquisition Loan Advance in respect of the Argos Acquisition (including the Argos Settlement Amount is $4,695,073), and (z) the amount outstanding under the Acquisition Loan Advance in respect of the CIS Acquisition (including the CIS Settlement Amount) is $1,415,000, and Borrower shall repay the principal amounts thereof as follows:

Payment Date                                                         Amount

                                         Norwood Acquisition     Argos Acquisition        CIS Acquisition

(a)  The first day of each Fiscal                  $  284,192            $  197,765               $ 50,536
 Quarter commencing July 1, 1999,
 through and including April 1, 2002

(b)  July 1, 2002                                  $3,486,024            $2,321,893               $808,568

     (b) The definition of "Borrowing Base" contained in Annex A to the Credit Agreement is deleted and the following is substituted therefor:

     "Borrowing Base" means on any date of determination thereof, an amount
      --------------
     equal to the sum of (A) eighty-five percent (85%) of Eligible Accounts, (B) seventy-five percent (75%) of Eligible Pending Accounts Receivable and Fixed Contract Accounts Receivable (up to the maximum amount of $15,000,000 in the aggregate), and (C) forty percent (40%) of Eligible Inventory (valued on a first in, first out basis) (up to the maximum amount of $2,000,000 in the aggregate)."

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

     2.  Conditions Precedent. The Lender's obligations under this Agreement are
         --------------------
contingent upon the Lender's receipt of the following, all in form, scope and content acceptable to the Lender in its sole discretion:

     (a) Amendment Agreement.  This Agreement duly executed by the parties
         -------------------
hereto; and

     (b) Other.  Such other agreements and instruments as the Lender shall
         -----
require.

     3.  Reaffirmation By Borrower.  The Borrower acknowledges and agrees, and
         -------------------------
reaffirms, that it is legally, validly and enforceably indebted to the Lender under the Notes without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, the Notes and the other Loan Documents. The Borrower hereby restates and agrees to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement remain true and correct in all material respects. The Borrower represents that except as set forth in the Credit Agreement, there are not pending or to the Borrower's knowledge threatened, legal proceedings to which the Borrower or any of the Guarantors is a party, or which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or any of the Guarantors to conduct its business. The Borrower acknowledges and represents that the resolutions of the Borrower dated on or about November 7, 1997, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

     4.  Reaffirmation by Guarantors.  Each of the Guarantors acknowledges that
         ---------------------------
each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset. Each of the Guarantors affirms that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses, without limitation, the Obligations, as modified herein.

     5.  Reaffirmation of Collateral.  The Borrower and each of the Guarantors
         ---------------------------
reaffirms the liens, security interests and pledges granted pursuant to the Loan Documents to secure the obligations of each thereunder.

     6.  Other Representations By Borrower and Guarantors.  The Borrower and
         ------------------------------------------------
each Guarantor represents and confirms that (a) no Default or Event of Default has occurred and is continuing and the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrower and each Guarantor in accordance with the terms thereof. The Borrower and each Guarantor represents and confirms that as of the date hereof, each has no claim or defense (and the Borrower and each Guarantor hereby waives every claim and defense) against the Lender arising out of or relating to the Credit Agreement and the other Loan Documents or the making, administration or enforcement of the Loans and the remedies provided for under the Loan Documents.

     7.  No Waiver By Lender.  The Borrower and each Guarantor acknowledges that
         -------------------
(a) by the execution by each of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

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

The parties have executed this Agreement as of the date first above written.

                                  Borrower:
                                  --------

                                  BUTLER SERVICE GROUP, INC.

                                  By  /s/ Michael C. Hellriegel
                                          -------------------------
                                          Michael C. Hellriegel
                                  Title:  SeniorVice President - Finance

                                  Parent:

                                  BUTLER INTERNATIONAL, INC.


                                  By  /s/ Michael C. Hellriegel
                                      -------------------------
                                          Michael C. Hellriegel
                                  Title:  Senior Vice President - Finance

                                  Subsidiaries:
                                  ------------

                                  BUTLER TECHNOLOGY SOLUTIONS, INC.


                                  By  /s/ Michael C. Hellriegel
                                      -------------------------
                                  Name:   Michael C. Hellriegel
                                  Title:  Senior Vice President and Chief
                                          Financial Officer

                                  BUTLER TELECOM, INC.


                                  By  /s/ Michael C. Hellriegel
                                      -------------------------
                                  Name:   Michael C. Hellriegel
                                  Title:  Senior Vice President and Chief
                                          Financial Officer

                                  BUTLER SERVICES, INC.


                                  By  /s/ Michael C. Hellriegel
                                      -------------------------
                                  Name:   Michael C. Hellriegel
                                  Title:  Senior Vice President and Chief
                                          Financial Officer

                                  BUTLER UTILITY SERVICE, INC.


                                  By  /s/ Michael C. Hellriegel
                                      -------------------------
                                  Name:   Michael C. Hellriegel
                                  Title:  Senior Vice President and Chief
                                          Financial Officer


                                  Lender:
                                  ------

                                  GENERAL ELECTRIC CAPITAL CORPORATION


                                  By  /s/ Martin Greenberg
                                      --------------------
                                  Name:   Martin Greenberg
                                  Title:  Duly Authorized Signatory

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